UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2017
Date of Report (Date of earliest event reported)

MONSTER ARTS INC.

(Exact name of registrant as specified in its charter)

Nevada	0-53266	27-1548306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3565 S. Las Vegas Blvd. Suite 120 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(725) 222-8281
Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 12, 2017, Monster Arts, Inc., a Nevada corporation (the "Company") and Flight Time Aviation Group, Inc. an Albert Canada corporation ("Flight Time"), executed a non-binding Letter of Intent ("LOI") whereby the Company is seeking to acquire all of the assets associated and related to Flight Time’s cloud-based aviation application and software branded as CaminoAero (the "Acquisition"). More information regarding CaminoAero can be found on their website at www.CamineAero.com.

The Acquisition will be completed pursuant to a definitive purchase and sale agreement between the Company and Flight Time and with a purchase price of $220,000 (the “Purchase Price”) consisting of a one-time cash payment in the amount of $20,000 USD (the “Cash Payment”) and a convertible promissory note in the amount of $200,000 USD (the “Note”).

CaminoAero’s secure cloud-based aviation application offers a single point to enter flight activities, which seamlessly integrates CaminoAero’s Pilot Flight Log and Aircraft Log. With this single point of data entry, the CaminoAero system applies consistent flight time and air time calculations and is neatly displayed on the NavDisplay.

The application also allows for the complete tracking of aircraft to improve the efficiencies along maintenance tracking. The NavDisplay is well organized to illustrate the maintenance events that are coming due and is used to support planning for shop visits and to simplify the oversight of an aircraft's maintenance. Further, the application allows for the aircraft activity to be easily transferred to new owners.

The Company and Flight Time will use their best efforts to complete the Definitive Agreement and schedule a Closing of the Definitive Agreement on or before December 31, 2017.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit

2.01	Letter of Intent by and between the Company and Flight Time Aviation Group, Inc. dated December 12, 2017 (1)

(1)	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Arts, Inc.

By:	/s/ Michael Gelmon
Michael Gelmon
Chief Executive Officer

Dated:      December 22, 2017